Filed pursuant to Rule 497(e)
Registration Nos. 033-96634; 811-09094
September 18, 2023
LEUTHOLD FUNDS, INC.
Leuthold Core Investment Fund Retail Class Shares (Ticker: LCORX) Institutional Class Shares (Ticker: LCRIX)	Leuthold Select Industries Fund LSLTX
Leuthold Global Fund Retail Class Shares (Ticker: GLBLX) Institutional Class Shares (Ticker: GLBIX)	Grizzly Short Fund GRZZX
Leuthold Core ETF LCR Listed on NYSE Arca, Inc.
Supplement to the
Prospectus dated January 31, 2023

Effective as of September 15, 2023, Quasar Distributors, LLC serves as the distributor to the Leuthold Core Investment Fund, the Leuthold Select Industries Fund, the Leuthold Global Fund, the Grizzly Short Fund, and the Leuthold Core ETF.
As a result, the following sections of the Prospectus are amended and restated as provided below:
Distribution – Leuthold Core Investment Fund, Leuthold Select Industries Fund, and Grizzly Short Fund
Quasar Distributors, LLC serves as the distributor for the Leuthold Core Investment Fund, Leuthold Select Industries Fund, and Grizzly Short Fund. Its principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101. These Funds have not adopted a distribution plan pursuant to Rule 12b-1.
Distribution – Leuthold Global Fund
Quasar Distributors, LLC serves as the distributor for the Leuthold Global Fund. Its principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101.
The Leuthold Global Fund (Retail Shares) has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Institutional Shares of the Leuthold Global Fund are not subject to any distribution (12b-1) fees.
Distribution – Leuthold Core ETF
Quasar Distributors, LLC serves as the distributor (“Distributor”) for the Leuthold Core ETF on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
If you have any questions, please call the Leuthold Funds at 1-800-273-6886 (toll free).
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The date of this Supplement is September 18, 2023.
Please retain this Supplement for future reference.